Pacer Cash Cows Fund of Funds ETF Trading Symbol: HERD The NASDAQ Stock Market LLC Summary Prospectus August 31, 2024 www.PacerETFs.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated August 31, 2024, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.paceretfs.com/resources/items/cat/important-documents/. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Pacer Cash Cows Fund of Funds ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer Cash Cows Fund of Funds Index (the “Index” or the “Fund of Funds Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.59%
Total Annual Fund Operating Expenses	0.74%

1 Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.
Example
The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$76	$237	$411	$918
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2024, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Index Design Group, an affiliate of Pacer Advisors, Inc., the Fund’s investment adviser (the “Adviser”).
The Index
The Fund of Funds Index uses an objective, rules-based approach to construct a portfolio that, as of each quarterly rebalance, is composed of the ETFs listed in the following table, each advised by the Adviser (collectively, the “Cash Cows ETFs”). Each of the Cash Cows ETFs is an index-based ETF that seeks to track the total return performance, before fees and expenses, of the applicable underlying index listed in the following table (collectively, the “Cash Cows Indexes”). Each Cash Cows Index uses an objective, rules-based methodology to provide exposure to companies with high free cash flow yields (commonly referred to as “cash cows”) selected from the applicable “Equity Universe” as indicated in the following table.

Weight	Cash Cows ETF	Cash Cows Index	Equity Universe
20%	Pacer US Cash Cows 100 ETF	Pacer US Cash Cows 100 Index	Russell 1000 Index
20%	Pacer Global Cash Cows Dividend ETF	Pacer Global Cash Cows Dividend Index	FTSE All-World Developed Large Cap Index
20%	Pacer US Small Cap Cash Cows 100 ETF	Pacer US Small Cap Cash Cows Index	S&P Small Cap 600® Index
20%	Pacer US Cash Cows Growth ETF	Pacer US Cash Cows Growth Index	S&P 900® Pure Growth Index
20%	Pacer Developed Markets International Cash Cows 100 ETF	Pacer Developed Markets International Cash Cows 100 Index	FTSE Developed ex US Index
The Cash Cows Indexes

Each Cash Cows Index is derived from the component companies of the applicable Equity Universe. The companies in the applicable Equity Universe are screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies for which information on their projected free cash flows or earnings is not available remain eligible for inclusion in the applicable Cash Cows Index. Companies with negative average projected free cash flows or earnings are not eligible for inclusion in the applicable Cash Cows Index. Additionally, financial companies, other than real estate investment trusts (“REITs”), are not eligible for inclusion in the applicable Cash Cows Index. For the Pacer Developed Markets International Cash Cows 100 ETF, companies with a market capitalization of less than $3 billion are also excluded.
Free Cash Flow (FCF): A company’s cash flow from operations minus capital expenditures.
Enterprise Value (EV): A company’s market capitalization plus its debt and minus its cash and cash equivalents.
Free Cash Flow Yield: FCF / EV

For each Cash Cows Index, the remaining eligible companies are ranked by their free cash flow yield for the trailing twelve-month period. The equity securities of the 100 applicable companies with the highest free cash flow yield are included in the Pacer US Cash Cows 100 Index, Pacer Developed Markets International Cash Cows 100 Index, and Pacer US Small Cap Cash Cows Index. The equity securities of the 50 applicable companies with the highest free cash flow yield are included in the Pacer US Cash Cows Growth Index. For the Pacer Global Cash Cows Dividend Index, the equity securities of the 300 applicable companies with the highest free cash flow yield are selected and then narrowed to the 100 companies with the highest dividend yield.
Each of the Pacer US Cash Cows Growth Index, Pacer US Cash Cows 100 Index, and Pacer US Small Cap Cash Cows Index is rebalanced and reconstituted quarterly, and each of the Pacer Developed Markets International Cash Cows 100 Index and Pacer Global Cash Cows Dividend Index is rebalanced and reconstituted semi-annually.
At the time of each rebalance and reconstitution, companies in the Pacer US Cash Cows 100 Index, Pacer US Small Cap Cash Cows Index, and Pacer Developed Markets International Cash Cows 100 Index are weighted in proportion to their trailing twelve month free cash flow, companies in the Pacer Global Cash Cows Dividend Index are weighted based on the aggregate amount of dividends distributed by each company for the trailing twelve-month period, and companies in the Pacer US Cash Cows Growth Index are market capitalization weighted. Companies in each Cash Cows Index are limited at the time of each rebalance and reconstitution to a maximum of 2% weight for any individual company (5% with respect to the Pacer US Cash Cows Growth Index).
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in (i) the component securities of the Fund of Funds Index (i.e., the Cash Cows ETFs) or (ii) the underlying holdings of one or more Cash Cows ETFs in the same approximate weight as such holdings are assigned in the applicable Cash Cows ETF, adjusted to reflect the weight of such Cash Cows ETF in the Fund of Funds Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Fund of Funds Index, before fees and expenses, will be 95% or better.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all of the component securities of the Index in the same approximate proportion as in the Index.
Principal Risks of Investing in the Fund
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
▪Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included components or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
▪Currency Exchange Rate Risk. The Fund’s assets may include exposure to investments denominated in non-U.S. currencies or in securities or other assets that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
▪Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.
▪ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:
◦Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

◦Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Shares of the Fund will be bought and sold in the secondary market at market prices.
◦Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as The Nasdaq Stock Market LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund, and this could lead to differences between the market price of the shares of the Fund and the underlying value of those shares.
▪Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. Foreign securities held by the Fund may trade on markets that are closed when U.S. markets are open, which may lead to a difference in the value of the Fund and the underlying foreign securities.
▪Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
▪Mid- and Small-Capitalization Investing Risk. The Fund may invest in the securities of mid- and small-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid- and small-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies trade in smaller volumes and are often more vulnerable to market volatility than securities of larger companies.
▪Other Investment Companies Risk. The Fund primarily invests in other ETFs and will incur higher and duplicative expenses as a result of such investments. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the “ETF Risks” described above.
▪Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
▪Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

▪Style Risk. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend, which may have a negative impact on the Fund’s performance.
▪Tracking Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the Index as when the Fund purchases all of the securities in the Index in the proportions in which they are represented in the Index. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected.
Fund Performance
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance (based on NAV) for calendar years ended December 31. The table shows how the Fund’s average annual returns for the one year and since inception periods compared with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.PacerETFs.com or by calling the Fund toll-free at 1-800-617-0004.

Calendar Year Total Return as of December 31
For the year-to-date period ended June 30, 2024, the Fund’s total return was 2.90%. During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 23.08% (quarter ended June 30, 2020) and the Fund’s lowest return for a calendar quarter was -28.87% (quarter ended March 31, 2020).
Average Annual Total Returns
(for the periods ended December 31, 2023)

	1 Year	Since Inception (5/3/2019)
Pacer Cash Cows Fund of Funds ETF
Return Before Taxes	17.03%	11.04%
Return After Taxes on Distributions	16.26%	10.45%
Return After Taxes on Distributions and Sale of Fund Shares	10.55%	8.70%
Pacer Cash Cows Fund of Funds Index (reflects no deduction for fees, expenses, or taxes)	17.25%	11.52%
FTSE All World Developed Index (reflects no deduction for fees, expenses, or taxes)	23.60%	9.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Management
Investment Adviser
Pacer Advisors, Inc. (the “Adviser”) serves as investment adviser to the Fund.
Portfolio Managers
The Fund employs a rules-based, passive investment strategy. The Adviser uses a committee approach to managing the Fund. Bruce Kavanaugh, Vice President of the Adviser, and Danke Wang, CFA, FRM, Portfolio Manager for the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Kavanaugh has served as a portfolio manager since the Fund’s inception and Mr. Wang has served as a portfolio manager since June 2022.
Buying and Selling Fund Shares
The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund generally issues and redeems shares at NAV only in large blocks of shares known as “Creation Units,” which only institutions or large investors may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its net asset value, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.PacerETFs.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.